                                                                     EXHIBIT 4.1


Number                                                                Shares

YOU
Common Stock                 [YOUCENTRIC, INC. LOGO]                Common Stock

                                YOUcentric, INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

                                                               CUSIP 98741P 10 2

-------------------------------------------------------
This Certifies that
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
is the owner of
-------------------------------------------------------


fully paid and non-assessable shares of common stock, no par value, of YOUCENTRIC, INC., transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:


          /s/ Robert E. Kear    [CORPORATE SEAL]      /s/ Donald A. DeLoach
               Secretary                           President and Chief Executive
                                                              Officer

COUNTERSIGNED AND REGISTERED:

First Union National Bank
      (Charlotte, NC)
By:  Transfer Agent and Registrar

                  Authorized Signature

                                YOUCENTRIC, INC.

         The Corporation will furnish in writing and without charge to each shareholder who so requests a statement of the designations, relative rights, preferences and limitations applicable to all classes of shares the Corporation is authorized to issue and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Corporation's Board of Directors to determine variations for future series).

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-______ Custodian_______
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
        survivorship and not as tenants            Act _______________
        in common                                          (State)


     Additional abbreviations may also be used though not in the above list.

  For value received, ___________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------

-----------------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  _______________________


                                    ____________________________________________

                                    ____________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

          SIGNATURE(S) GUARANTEED:  ____________________________________________
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



          KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.